UNITED STATES

                        SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549

                                      Form 8-K


                                    CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) 	December 19, 2002
                                                 ------------------------------


                                 ROUNDY'S, INC.
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             (Exact name of registrant as specified in its charter)



 Wisconsin                          33-57505                  39-0854535
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(State or other jurisdiction  (Commission File Number)    (IRS Employer
of Incorporation)                                         Identification No.)



23000 Roundy Drive, Pewaukee, WI                             53072
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(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code       (262) 953-7999

                                                   ----------------------------



                                NONE
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(Former name or former address, if changed since last report.)







Item 4.			Changes in Registrant's Certifying Accountant


(a) On December 19, 2002, the Registrant dismissed Deloitte & Touche LLP ("Deloitte & Touche") as its independent public accountants, effective immediately. The change was made by the Board of Directors of the Registrant upon the recommendation of the Audit Committee of the Board. Management sought and received proposals from both Deloitte & Touche and one other independent public accounting firm. These proposals were submitted to the Registrant's Audit Committee, which recommended Ernst & Young LLP as the Registrant's new auditors.

     Deloitte & Touche's reports on the Registrant's consolidated financial statements for the latest two fiscal years ended December 29, 2001 and December 30, 2000 did not contain an adverse opinion or disclaimer of opinion and were not qualified as to uncertainty, audit scope or accounting principles. During the Registrant's fiscal years ended December 29, 2001 and December 30, 2000, and subsequent interim periods preceding the dismissal, there were no disagreements with Deloitte
     & Touche on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Deloitte & Touche, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. During the two most recent fiscal years and the subsequent interim period through December 19, 2002, there were no reportable events (as described in Regulation S-K
     Item 304 (a) (1) (v)).

     The Registrant has furnished Deloitte & Touche with a copy of the disclosure contained herein and requested that Deloitte and Touche furnish to the Registrant a letter addressed to the Securities and Exchange Commission stating whether it agrees with such disclosure. A copy of such letter dated December 26, 2002 is filed as Exhibit 16 hereto.

(b) On December 19, 2002, the Registrant engaged Ernst & Young LLP to audit the Registrant's financial statements for the year ending December 28, 2002. During the Registrant's two most recent fiscal years ended December 29, 2001, and December 30, 2000, and the subsequent interim period through December 19, 2002, the Registrant did not consult with Ernst & Young LLP regarding any of the matters or events set forth in Item 304 (a) (2) (i) or (ii) of Regulation S-K.




Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.



	Exhibit Number			 Description
        --------------                  ---------------------------------------
		16			Letter dated December 26, 2002 from
					Deloitte & Touche LLP to the Securities
                                        and Exchange Commission





                                       SIGNATURES
                                       -----------
	Pursuant to the requirements of The Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      ROUNDY'S, INC.
                                 ----------------------------
                                       (Registrant)




Date:  December 27, 2002         BY:   DARREN W. KARST
       ------------------        ----------------------------
                                 Darren W. Karst
                                 Executive Vice President
                                 And Chief Financial Officer





									EXHIBIT 16




December 26, 2002


Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C.  20549

Dear Sirs or Madams:

We have read Item 4 of Roundy's, Inc. Form 8-K dated December 19, 2002, and have the following comments:

     1. We agree with the statements made in the first sentence and the reference to Deloitte & Touche in the third sentence of the first paragraph of Item 4(a), and the statements made in the second paragraph of Item 4(a) for which we have a basis on which to comment on, and we agree with the disclosures.

     2. We have no basis on which to agree or disagree with the statements made in the second and fourth sentences and the reference to "one other independent public accounting firm" in the third sentence of the first paragraph of Item 4(a) and the statements in Item 4(b), for which we have no basis on which to comment.

Yours truly,



DELOITTE & TOUCHE LLP